UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2006

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-14257                   58-1729436
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


          2401 MERCED STREET, SAN LEANDRO, CALIFORNIA              94577
            (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 20, 2006, Alpha Innotech Corp. (the "Company") posted a letter to stockholders from William F. Snider, Chairman of the Company, on the Company's website. The text of the letter is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1     Letter  to  stockholders   from  William  F.  Snider,
                           Chairman of the Company


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ALPHA INNOTECH CORP.



Date:    March 20, 2006                By:      /S/ RONALD BISSINGER
                                          --------------------------------------
                                                Ronald Bissinger
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX

99.1           Letter to  stockholders  from William F. Snider,  Chairman of the
               Company


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